REVENUE	12 Months Ended
Jun. 30, 2026
Revenue [abstract]
REVENUE	REVENUE

ACCOUNTING POLICIES
Revenue comprises the sale of gold and silver bullion (produced as a by-product).
Revenue is measured based on the consideration specified in a contract with the customer, being South African bullion banks. The consideration is based on the gold price derived on the gold market on the day a contract is entered into with the bullion bank. The Group recognises revenue at a point in time when the Group transfers the gold and silver bullion to the bullion bank and the sale price is fixed, as evidenced by deal confirmations. It is at this point that the customer obtains control of the gold and silver bullion, which is the settlement date specified in the contract.
On the settlement date, the revenue can be measured reliably and the recovery of the consideration is probable. The customer is contractually obliged to make payment to the Group on the same day that the Group delivers/completes the contract and therefore no significant financing component exists.

Amounts in R million	2026	2025	2024

Gold revenue	11,137.2	7,864.3	6,229.7
Silver revenue	21.8	13.9	10.0
Total revenue	11,159.0	7,878.2	6,239.7
A disaggregation of revenue by operating segment is presented in note 23 Operating Segments.
4REVENUE continued
MARKET RISK
Commodity price sensitivity
The Group’s profitability and the cash flows are significantly affected by changes in the market price of gold which is sold in
US Dollars. The Group did not enter into any hedging arrangements during the year.
The Group's policy is to remain an unhedged gold producer and, accordingly, it does not ordinarily enter into forward gold sales contracts to hedge exposure to movements in the US dollar gold price or exchange rates. In circumstances where medium-term debt is raised to fund growth projects, the Group may enter into price protection arrangements to mitigate consequential liquidity risk. No such contracts were entered into during the current reporting period.
A change of 20% (2025 and 2024: 20%) in the average US Dollar gold price received during the financial year would have increased/(decreased) equity and profit/(loss) by the amounts shown below. This analysis assumes that all other variables remain constant and specifically excludes the impact on income tax.

Amounts in R million	2026	2025	2024

20% increase in the US Dollar gold price (2025 and 2024: 20%)	2,227.4	1,575.6	1,247.9
20% decrease in the US Dollar gold price (2025 and 2024: 20%)	(2,227.4)	(1,575.6)	(1,247.9)
Exchange rate sensitivity
The Group’s profitability and the cash flows are significantly affected by changes in the Rand to the US Dollar exchange rate.
The Group did not enter into any hedging arrangements during the year.
A change of 10% (2025: 10%; 2024 20%) in the average Rand to US Dollar exchange rate received during the financial year would have increased/(decreased) equity and profit/(loss) by the amounts shown below. This analysis assumes that all other variables remain constant and specifically excludes the impact on income tax.

Amounts in R million	2026	2025	2024

10% increase in the US Dollar exchange rate (2025: 10%; 2024: 20%)	1,113.7	787.8	1,247.9
10% decrease in the US Dollar exchange rate (2025: 10%; 2024: 20%)	(1,113.7)	(787.8)	(1,247.9)

Due to lower volatility in the Rand to US Dollar exchange rate the sensitivity was reduced in 2025 to 10% from 20%.